SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

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INVESTMENT MANAGERS SERIES TRUST II

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Alternative Access First Priority CLO Bond ETF

May 21, 2024

Dear Shareholder,

A Special Meeting of the Shareholders of the Alternative Access First Priority CLO Bond ETF (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”), has been scheduled for July 11, 2024 (the “Special Meeting”). At the Special Meeting, shareholders of the Fund will consider a proposal to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Alternative Access Funds, LLC (“AAF”), pursuant to which AAF will serve as investment advisor to the Fund.

AXS Investments LLC (“AXS”) served as investment advisor to the Fund from October 14, 2022, when the AAF First Priority CLO Bond ETF, a series of Listed Funds Trust (the “Predecessor Fund”), reorganized into the Trust (the “Reorganization”), until March 26, 2024, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and AXS (the “AXS Advisory Agreement”). AAF served as the Fund’s sub-advisor from October 15, 2022 until March 26, 2024, pursuant to its investment sub-advisory agreement with AXS (the “Sub-Advisory Agreement”). AAF also previously served as the investment advisor to the Predecessor Fund from its inception on September 8, 2020, until the Reorganization. In advance of a meeting of the Board of Trustees of the Trust (the “Board”) held on March 4, 2024, AXS informed the Board that AXS no longer wished to serve as the investment advisor to the Fund and recommended the appointment of AAF as the investment advisor to the Fund. Based on AXS’s decision and its recommendation that AAF be appointed as the investment advisor to the Fund, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the termination of the AXS Advisory Agreement effective as of March 26, 2024.

The termination of the AXS Advisory Agreement resulted in the immediate termination of the Sub-Advisory Agreement, pursuant to the terms of the Sub-Advisory Agreement. Based on AXS’s recommendation as well as the Board’s experience with AAF as sub-advisor to the Fund, the Board unanimously approved a new investment advisory agreement between the Trust, on behalf of the Fund, and AAF (the “New Advisory Agreement”), effective as of March 26, 2024 (the “Effective Date”). Under Rule 15a-4 under the 1940 Act, the New Advisory Agreement is effective for up to 150 days from the Effective Date, unless approved by the shareholders of the Fund, in which case the New Advisory Agreement would remain in effect for a two-year period and would be subject to annual renewal thereafter. The terms of the New Advisory Agreement are substantially the same as those of the AXS Advisory Agreement, and the Fund’s investment objective and principal investment strategies will not change in connection with the change in the Fund’s investment advisor. The advisory fee rates under the New Advisory Agreement are the same as the advisory fee rates under the AXS Advisory Agreement. Approval of the New Advisory Agreement will not alter the number of shares of the Fund you own.

The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company (determined in accordance with the statute). As a result, you are being asked to approve the New Advisory Agreement. If the Proposal is not approved by the Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders with respect to the proposal, solicitation of the approval of different proposals, or the liquidation of the Fund.

The Board has concluded that the approval of the New Advisory Agreement would serve the best interests of the Fund and its shareholders.

The Board recommends that you vote FOR the approval of the proposal after carefully reviewing the enclosed materials.

Your vote is important. The proposal is discussed in detail in the enclosed Proxy Statement. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board, we thank you for your continued investment in the Fund.

Sincerely,

Terrance Gallagher

Terrance Gallagher

President

 i

Alternative Access First Priority CLO Bond ETF

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on July 11, 2024

A Special Meeting of Shareholders of the Alternative Access First Priority CLO Bond ETF (the “Fund”) will be held on July 11, 2024, at 10:00 a.m., local time, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 (the “Special Meeting”). At the Special Meeting, we will ask the shareholders of the Fund to vote on the following proposal:

1.	Approval of a new investment advisory agreement between Investment Managers Series Trust II (the “Trust”), on behalf of the Fund, and Alternative Access Funds, LLC; and

2.	Any other matters that properly come before the meeting.

The Board of Trustees of the Trust has unanimously approved the proposal. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please read the accompanying Proxy Statement for a more complete discussion of the proposal. Shareholders of the Fund of record as of the close of business on May 2, 2024, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

You are invited to attend the Special Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy card, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy card at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Terrance Gallagher

Terrance Gallagher

President

May 21, 2024

YOUR VOTE IS IMPORTANT

 PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

IMPORTANT INFORMATION

TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder votes.

QUESTIONS AND ANSWERS

Question: What is happening?

Answer: A Special Meeting of the shareholders of the Alternative Access First Priority CLO Bond ETF (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”), has been scheduled for July 11, 2024 (the “Special Meeting”). At the Special Meeting, shareholders of the Fund will consider a proposal to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Alternative Access Funds, LLC (“AAF”), pursuant to which AAF will serve as investment advisor to the Fund.

AXS Investments LLC (“AXS”) served as investment advisor to the Fund from October 14, 2022, when the AAF First Priority CLO Bond ETF, a series of Listed Funds Trust (the “Predecessor Fund”), reorganized into the Trust (the “Reorganization”), until March 26, 2024, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and AXS dated September 27, 2022 (the “AXS Advisory Agreement”). AAF served as the Fund’s sub-advisor from October 15, 2022, until April 25, 2023, pursuant to an investment sub-advisory agreement with AXS (the “Previous Sub-Advisory Agreement”). On April 25, 2023, AAF underwent a change of control and, under the Investment Company Act of 1940, as amended (the “1940 Act”), resulted in an assignment and termination of the Previous Sub-Advisory Agreement. At a meeting held on April 19, 2023, the Board of Trustees of the Trust (the “Board”), including a majority of the Independent Trustees, approved a new sub-advisory agreement with respect to the Fund which took effect on April 25, 2023 (the “Current Sub-Advisory Agreement”). AAF has served as the Fund’s sub-advisor from April 25, 2023, until March 26, 2024, pursuant to the Current Sub-Advisory Agreement. AAF also previously served as the investment advisor to the Predecessor Fund from its inception on September 8, 2020, until the Reorganization.

In advance of a meeting of the Board held on March 4, 2024, AXS informed the Board that AXS no longer wished to serve as the investment advisor to the Fund and recommended the appointment of AAF as the investment advisor to the Fund. Based on AXS’s decision and its recommendation that AAF be appointed as the investment advisor to the Fund, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, approved the termination of the AXS Advisory Agreement effective as of March 26, 2024. The termination of the AXS Advisory Agreement resulted in the immediate termination of the Current Sub-Advisory Agreement, pursuant to the terms of the Current Sub-Advisory Agreement. Based on AXS’s recommendation as well as the Board’s experience with AAF as sub-advisor to the Fund, the Board unanimously approved a new investment advisory agreement between the Trust, on behalf of the Fund, and AAF (the “New Advisory Agreement”), effective as of March 26, 2024 (the “Effective Date”). Under Rule 15a-4 under the 1940 Act, the New Advisory Agreement is effective for up to 150 days from the Effective Date (through August 23, 2024), unless approved by the shareholders of the Fund, in which case the New Advisory Agreement would remain in effect for a two-year period and would be subject to annual renewal thereafter. The terms of the New Advisory Agreement are substantially the same as those of the AXS Advisory Agreement, and the Fund’s investment objective and principal investment strategies will not change in connection with the change in the Fund’s investment advisor. The advisory fee rates under the New Advisory Agreement are the same as the advisory fee rates under the AXS Advisory Agreement. Approval of the New Advisory Agreement will not alter the number of shares of the Fund you own.

The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company (determined in accordance with the statute). As a result, you are being asked to approve the New Advisory Agreement.

Question: What proposal am I being asked to vote on?

Answer: At the Special Meeting, you will be asked to vote on the approval of the New Advisory Agreement between the Trust and AAF (the “Proposal”), and any other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Question: Why are you sending me this information?

Answer: You are receiving these proxy materials because on May 2, 2024 (the “Record Date”), you owned shares of the Fund and, as a result, you have the right to vote on this very important Proposal concerning your investment and you are entitled to be present at and to vote at the Special Meeting. Each share of the Fund is entitled to one vote on the Proposal.

Question: How will the approval of the New Advisory Agreement affect me as a Fund shareholder?

Answer: The terms of the New Advisory Agreement are substantially the same as those of the AXS Advisory Agreement between the Trust and AXS. Under the New Advisory Agreement, AAF will receive an annual unitary fee of 0.25% of average net assets, which is the same as the annual unitary fee paid to AXS under the AXS Advisory Agreement. If approved by the Fund’s shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. There will be no changes in the Fund’s investment objective or principal investment strategies as a result of the approval of the New Advisory Agreement, and you will still own the same number of shares of the Fund.

A copy of the New Advisory Agreement is included in this Proxy Statement as Exhibit A.

Question: Has the Board approved the New Advisory Agreement and how does the Board recommend that I vote?

Answer: The Board unanimously approved the New Advisory Agreement at a meeting held on March 4, 2024. The Board recommends that you vote FOR the Proposal.

Question: What will happen if shareholders do not approve the Proposal?

Answer: If the Proposal is not approved by the Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders with respect to the Proposal, solicitation of the approval of different proposals, or the liquidation of the Fund.

Question: Who is entitled to vote?

Answer: If you owned shares of the Fund as of the close of business on May 2, 2024, the Record Date, you are entitled to vote.

Question: What vote is required to approve the Proposal?

Answer: The 1940 Act requires the Proposal to be approved by a “vote of the majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present and entitled to vote at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Question: When and where will the Special Meeting be held?

Answer: The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, the Fund’s co-administrator, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 on July 11, 2024, at 10:00 a.m. local time.

Question: How do I vote my shares?

Answer: For your convenience, there are several ways you can vote:

●	You may attend the Special Meeting and vote your shares in person.

●	You may complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States). Please allow for mailing time so that your completed and signed proxy card is received by July 10, 2024.

●	You may vote on the Internet at the website address listed on your proxy card. Voting on the Internet is available until 11:59 p.m. Eastern time on July 10, 2024.

●	You may call the toll-free number listed on the proxy card. Voting via the toll-free number is available up until 11:59 p.m. Eastern time on July 10, 2024.

Question: What happens if I sign and return my proxy card but do not mark my vote?

Answer: Your proxy will be voted in favor of the Proposal.

Question: May I revoke my proxy?

Answer: You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Special Meeting, requesting the return of your proxy and voting in person.

Question: Who will bear the costs related to this proxy solicitation?

Answer: AAF has agreed to bear all such costs.

Question: Who can I call to obtain additional information about this Proxy Statement?

Answer: If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the Fund at 1-303-623-2577.

INVESTMENT MANAGERS SERIES TRUST II

PROXY STATEMENT

TO SHAREHOLDERS OF THE

ALTERNATIVE ACCESS FIRST PRIORITY CLO BOND ETF

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) is sending this Proxy Statement to the shareholders of the Alternative Access First Priority CLO Bond ETF (the “Fund”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Fund (the “Special Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement is being mailed on or about May 23, 2024, to the shareholders of the Funds of record as of May 2, 2024 (the “Record Date”).

As of the Record Date, the Fund had 900,000 shares issued and outstanding. Information on shareholders who owned beneficially 5% or more of the outstanding shares of the Fund or 25% or more of the Fund’s outstanding shares as of the Record Date is set forth in Exhibit B.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be Held on July 11, 2024. This Proxy Statement is available on the Internet at www.proxyvote.com.

INTRODUCTION

AXS Investments LLC (“AXS”), located at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573, served as investment advisor to the Fund from October 14, 2022, when the AAF First Priority CLO Bond ETF, a series of Listed Funds Trust (the “Predecessor Fund”), reorganized into the Trust (the “Reorganization”), until March 26, 2024, pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and AXS dated September 27, 2022 (the “AXS Advisory Agreement”). Alternative Access Funds, LLC (“AAF”) served as the Fund’s sub-advisor from October 15, 2022, until April 25, 2023, pursuant to an investment sub-advisory agreement with AXS (the “Previous Sub-Advisory Agreement”). AAF also previously served as the investment advisor to the Predecessor Fund from its inception on September 8, 2020, until the Reorganization. The AXS Advisory Agreement and Previous Sub-Advisory Agreement were last submitted for approval by the Fund’s initial shareholder on October 10, 2022, in connection with the commencement of operations of the Fund following the Reorganization. On April 25, 2023, AAF underwent a change of control and, under the Investment Company Act of 1940, as amended (the “1940 Act”), resulted in an assignment and termination of the Previous Sub-Advisory Agreement. In anticipation of the change of control of AAF, at a meeting held on April 19, 2023, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved a new sub-advisory agreement with respect to the Fund, which took effect as of April 25, 2023 (the “Current Sub-Advisory Agreement”). In accordance with the order that the Trust and AXS received from the Securities and Exchange Commission (the “Order”), the Board and AXS are permitted to employ sub-advisors and modify sub-advisory agreements with sub-advisors without prior approval of the Fund’s shareholders. Pursuant to the conditions of the Order, shareholders of the Fund received an Information Statement that set forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the Current Sub-Advisory Agreement. AAF has served as the Fund’s sub-advisor from April 25, 2023, until March 26, 2024, pursuant to the Current Sub-Advisory Agreement.

In advance of a meeting of the Board held on March 4, 2024, AXS informed the Board that AXS no longer wished to serve as the investment advisor to the Fund and recommended the appointment of AAF as the investment advisor to the Fund. Based on AXS’s decision and its recommendation that AAF be appointed as the investment advisor to the Fund, the Board, including a majority of the Independent Trustees, approved the termination of the AXS Advisory Agreement effective as of March 26, 2024. AXS remains in business as an investment advisor, but as of March 26, 2024, is no longer involved in the management of the Fund.

The termination of the AXS Advisory Agreement resulted in the immediate termination of the Current Sub-Advisory Agreement, pursuant to the terms of the Current Sub-Advisory Agreement. Based on AXS’s recommendation as well as the Board’s experience with AAF as sub-advisor to the Fund, the Board unanimously approved a new investment advisory agreement between the Trust, on behalf of the Fund, and AAF (the “New Advisory Agreement”), effective as of March 26, 2024 (the “Effective Date”). Under Rule 15a-4 under the 1940 Act, the New Advisory Agreement is effective for up to 150 days from the Effective Date (through August 23, 2024), unless approved by the shareholders of the Fund, in which case the New Advisory Agreement would remain in effect for a two-year period and would be subject to annual renewal thereafter. Under the New Advisory Agreement, AAF provides investment advisory services to the Fund, subject to the oversight of the Board, under terms that are substantially the same as those of the AXS Advisory Agreement, except for differences reflecting certain requirements of the 1940 Act, such as the date of execution and the duration of the agreement. Under the New Advisory Agreement, AAF will receive an annual unitary fee of 0.25% of average net assets, which is the same as the annual unitary fee that AXS received under the AXS Advisory Agreement. The Fund’s investment objective and principal investment strategies will not change in connection with the change in the Fund’s investment advisor. In addition, the portfolio manager that has managed the Fund since its inception will continue to be responsible for the day-to-day management of the Fund.

PROPOSAL 1 – APPROVAL OF NEW ADVISORY AGREEMENT

On March 4, 2024, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act, approved the New Advisory Agreement.  A copy of the New Advisory Agreement is included as Exhibit A to this Proxy Statement, and all references to the New Advisory Agreement are qualified by reference to Exhibit A.

Board Consideration of the New Advisory Agreement

At a meeting held on March 4, 2024 (the “March Meeting”), the Board considered the New Advisory Agreement. In advance of the March Meeting, the Board received information about the Fund and the New Advisory Agreement from AAF, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Fund’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about AAF’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of its benchmark index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Ultrashort Bond fund universe (the “Fund Universe”) for the one- and three-year periods ended January 31, 2024; and reports comparing the proposed investment advisory fee and annual total expenses of the Fund with those of its Peer Group and Fund Universe. In consideration of the New Advisory Agreement, at the March Meeting the Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the New Advisory Agreement. In addition, at the March Meeting, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings with respect to AAF’s performance as sub-advisor to the Fund. No representatives of AAF were present during the Board’s consideration of the New Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the New Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered that AAF had served as the Fund’s sub-advisor or the Predecessor Fund’s investment advisor since the inception of the Predecessor Fund on September 8, 2020. The Board noted that no changes to the Fund’s investment objective and principal investment strategies were being proposed and that the investment advisory personnel of AAF who provide services to the Fund would continue to do so under the New Advisory Agreement. The Board, therefore, believed it was appropriate to consider information included in the meeting materials regarding the performance of the Fund for periods during which AAF served as sub-advisor.  With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one- and three-year periods were above the Peer Group and Fund Universe median returns and the Bloomberg U.S. Floating Rate Note <5 Year Index returns.

The Board considered the services to be provided by AAF to the Fund under the New Advisory Agreement. In doing so, the Board considered AAF’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel who would be involved in the activities of the Fund. The Board also considered AAF’s indication that it did not anticipate any material changes in the services to be provided to the Fund under the New Advisory Agreement compared to the services AXS had provided to the Fund under the AXS Advisory Agreement. In addition, the Board considered the overall quality of the organization and operations of AAF, as well as its compliance structure.

Advisory Fees and Expense Ratios

The Board considered that the Fund’s proposed advisory fee would be the same under the New Advisory Agreement as the advisory fee paid under the AXS Advisory Agreement. With respect to the proposed advisory fee and annual total expenses, the meeting materials indicated that the Fund’s proposed annual investment advisory fee (gross of fee waivers) was slightly higher than the Fund Universe and Peer Group medians by 0.01% and 0.03%, respectively. The Trustees observed that the Fund’s proposed advisory fee was not in the highest quartile of those funds in the Peer Group or the Fund Universe. The Trustees also considered that AAF does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of AAF.

The annual total expenses of the Fund for its most recent fiscal year (net of fee waivers) were slightly higher than the Peer Group and Fund Universe medians by 0.01% and 0.02%, respectively. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of funds in the Peer Group and Fund Universe.

Based on its review, including its consideration of the fact that AAF’s compensation under the proposed New Advisory Agreement for its services to the Fund would be the same as the compensation under the AXS Advisory Agreement, the Board concluded that the proposed compensation payable to AAF under the New Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by AAF to the Fund.

Profitability, Benefits to the Investment Advisor and Economies of Scale

The Board considered information prepared by AAF relating to its estimated costs and profits with respect to the Fund for the year ended February 23, 2024, noting that AAF would not have realized a profit from the Fund if it had served as the Fund’s investment advisor for that period.

The Board also considered that the potential benefits received by AAF as a result of AAF’s relationship with the Fund, other than its receipt of investment advisory fees, would include the usual types of “fall out” benefits received by advisors to the Trust, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of AAF’s compliance program, the intangible benefits of AAF’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on its review, including its consideration of the fact that AAF’s proposed compensation under the New Advisory Agreement would be the same as the compensation paid to AXS under the AXS Advisory Agreement and that key personnel of AAF would continue to manage the Fund, the Board concluded that AAF would have the capabilities, resources and personnel necessary to manage the Fund. The Board also concluded that in light of the services proposed to be provided by AAF to the Fund, the compensation proposed to be paid to AAF under the New Advisory Agreement is fair and reasonable, and that approval of the New Agreement is in the best interests of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE
FUND APPROVE THE NEW ADVISORY AGREEMENT BETWEEN THE
TRUST AND AAF.

Information about AAF

AAF, a limited liability company, has its principal place of business located at 840 Apollo Street, Suite 100, El Segundo, California 90245, and is controlled by its founding member, Peter Coppa, 840 Apollo Street, Suite 100, El Segundo, California 90245. AAF is registered as an investment advisor with the SEC.

AAF has served as investment sub-advisor to the Fund since its inception pursuant to the Previous Sub-Advisory Agreement and the Current Sub-Advisory Agreement. Both the Previous Sub-Advisory Agreement and the Current Sub-Advisory Agreement described the services that AAF provided to the Fund, which generally included making decisions with respect to all purchases and sales of securities and other investment assets for the Fund. Under the Previous Sub-Advisory Agreement and the Current Sub-Advisory Agreement, AAF received a sub-advisory fee calculated as 50% of AXS Net Revenue (i.e., an amount equal to the management fee less any and all Fund expenses in a given month).

All sub-advisory fees with respect to the Fund were paid by AXS and not the Fund. Because AXS paid AAF, there was no “duplication” of advisory fees paid. For the Fund’s fiscal year ended March 31, 2024, AXS did not pay AAF any sub-advisory fees.

The Current Sub-Advisory Agreement with respect to the Fund was last renewed by the Trust’s Board on January 24, 2024. A discussion regarding the basis for the Board’s approval of the Current Sub-Advisory Agreement with respect to the Fund is available in the Fund’s Semi-Annual Report dated September 30, 2023. A discussion regarding the basis for the Board’s most recent approval of the Current Sub-Advisory Agreement with respect to the Fund will be available in the Fund’s Annual Report dated March 31, 2024.

The names and principal occupations of each principal executive officer and director of AAF, 840 Apollo Street, Suite 100, El Segundo, California 90245, are listed below:

Name	Principal Occupation/Title
Peter Coppa	Managing Partner, Chief Compliance Officer and Portfolio Manager
Todd Themistocles	Non-Operating Limited Partner
Steve Kim	Non-Operating Limited Partner

AAF has indicated that it does not provide investment advisory services to any other registered funds, private funds or separately managed accounts that have investment objectives and policies similar to those of the Fund.

Terms of the New Advisory Agreement

The New Advisory Agreement took effect on March 26, 2024, and will continue in effect with respect to the Fund for up to 150 days from the Effective Date (through August 23, 2024), unless approved by the shareholders of the Fund, in which case the New Advisory Agreement would remain in effect for a two-year period and would be subject to annual renewal thereafter. The terms of the New Advisory Agreement are substantially the same as the terms of the AXS Advisory Agreement, except for differences reflecting certain requirements of the 1940 Act, such as the date of execution and the duration of the agreement.

The New Advisory Agreement describes the services that AAF provides to the Fund, which generally include reviewing, supervising, and administering the investment program of the Fund. In addition, AAF has the ability to delegate day-to-day portfolio management responsibilities of the Fund to one or more sub-advisors, and in that connection, would be responsible for making recommendations to the Board with respect to hiring, termination and replacement of any sub-advisor of the Fund. Under the terms of the New Advisory Agreement, AAF is not liable to the Trust under the terms of the New Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AAF or the Trust in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AAF with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AAF’s part in the performance of its duties or from reckless disregard by AAF of its duties under the New Advisory Agreement.

If approved by the shareholders of the Fund, the New Advisory Agreement would remain in effect for a two-year period, unless sooner terminated as provided in the New Advisory Agreement.  The New Advisory Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The New Advisory Agreement may be terminated with respect to the Fund at any time without payment of any penalty by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund upon 60 days’ written notice to AAF; or (ii) by AAF upon 60 days’ written notice to the Trust. The New Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the New Advisory Agreement, AAF is entitled to an annual advisory fee of 0.25% of the average daily net assets of the Fund, calculated daily and payable monthly, which is the same as the annual advisory fee that AXS received under the AXS Advisory Agreement.  Also, similar to the AXS Advisory Agreement, AAF has agreed to pay all expenses of the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, dividend and interest expense on securities sold short, acquired fund fees and expenses, professional fees related to services for the collection of foreign tax reclaims, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

VOTING PROCEDURES

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Fund. The Special Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740.

You may vote in one of the following ways:

●	You may attend the Special Meeting and vote your shares in person.

●	You may complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States). Please allow for mailing time so that your completed and signed proxy card is received by July 10, 2024.

●	You may vote on the Internet at the website address listed on your proxy card. Voting on the Internet is available until 11:59 p.m. Eastern time on July 10, 2024.

●	You may call the toll-free number listed on the proxy card. Voting via the toll-free number is available up until 11:59 p.m. Eastern time on July 10, 2024.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Quorum and Voting Requirements

Only shareholders of record on May 2, 2024, the Record Date, are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning one-third of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Fund. Any lesser number shall be sufficient for adjournments.

Required Vote

Approval of the Proposal will require the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities of the Fund present and entitled to vote at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote at the Special Meeting.

If the Proposal is not approved by the Fund’s shareholders at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its respective shareholders, which may include further solicitation of the Fund’s shareholders with respect to the Proposal, solicitation of the approval of different proposals, or the liquidation of the Fund.

Adjournments

If a quorum of shareholders of the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Fund may be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting of the Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, because the Proposal is not a “routine” matter, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the applicable proposal, and such shares will not count as present for quorum purposes. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

GENERAL INFORMATION

Method and Cost of Solicitation

AAF will bear the expenses incurred in connection with preparing this Proxy Statement, including expenses associated with the mailing, tabulation and solicitation of proxies, currently estimated to be $35,000. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of AAF, without additional compensation, may solicit proxies by telephone. Broadridge Financial Solutions has also been engaged to assist in the solicitation of proxies. It is anticipated that Broadridge Financial Solutions will be paid approximately $12,230 for its solicitation services.

Information Regarding the Trustees of the Trust

The Board of Trustees is comprised of the following individuals: Thomas Knipper, Kathleen Shkuda, Larry Tashjian, John Zader, Joy Ausili (Interested Trustee) and Terrance Gallagher (Interested Trustee).

Since April 1, 2023, no Trustee has had, directly or indirectly, a material interest, material transaction, or material proposed transaction to which AXS or AAF, or any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

Principal Holders and Control Persons

The principal shareholders and control persons for the Fund are listed in Exhibit B.

Principal Offices of the Trust and the Trust’s Service Providers

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, and UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serve as the Trust’s co-administrators. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent, fund accounting agent, and custodian for the portfolio securities, cash and other assets of the Fund. Morgan, Lewis & Bockius LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as counsel to the Trust and the Independent Trustees. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is the distributor (also known as the principal underwriter) of the shares of the Fund.

Fund Shareholder Reports

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to the Fund, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, or by calling 1-303-623-2577.

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for the Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Fund c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, or by calling 1-303-623-2577.

EXHIBIT A

INTERIM AND NEW

INVESTMENT ADVISORY AGREEMENT
BETWEEN
INVESTMENT MANAGERS SERIES TRUST II

AND

Alternative Access Funds, LLC

THIS INTERIM AND NEW INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of March 26, 2024, is entered into by and between Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and Alternative Access Funds, LLC, a limited liability company (the “Advisor”).

WHEREAS, the Advisor has agreed to furnish investment advisory services to each Fund, each a series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to each Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of Each Fund.

(a)        Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance; and (v) furnish the Trust with such other documents and information as the Trust may from time to time reasonably request.

(b)       In performing its duties under this Section 2 with respect to a Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act; and provided, further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to a Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act the Advisor shall have (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for the Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iv) full discretion to terminate and replace any investment sub-advisor; and (v) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any sub-advised Fund, the Advisor shall (i) assess the Fund’s investment focus and investment strategy for each sub-advised portfolio of the Fund; (ii) perform diligence on and monitor the investment performance and adherence to compliance procedures of each investment sub-advisor providing services to the Fund; and (iii) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment goals. The Advisor shall notify the Trust in writing of any change of control of the sub-advisor at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the sub-advisor. In addition, the Advisor shall monitor compliance by each investment sub-advisor of a Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board of Trustees of the Trust on the performance of each investment sub-advisor.

3. Covenants. In the performance of its duties under this Agreement, the Advisor:

(a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its Registration Statement on Form N-1A; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust;

(b) will, with respect to each Fund’s assets not managed by an investment sub-advisor, place orders either directly with the issuer or with any broker or dealer.  Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders.  In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.  Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c) will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld when the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement, or will provide the Trust with at least 30 days’ advance written notice if the Advisor obtains such insurance in a lesser amount;

(e) will supply such information to the Trust’s co-administrators and permit such compliance inspections by the Trust’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees, including without limitation full copies of all letters received by the Advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission (the “SEC Staff”) regarding its examination of the activities of the Advisor, and any responses from the Advisor to the SEC Staff regarding any such examinations;

(f) will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act; and

(g) will notify the Trust in writing of (i) any change of control of the Advisor at least 90 days prior to any such changes, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Advisor, as promptly as possible.

4. Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request.  The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Advisor maintaining copies of any such records, including the performance records of each Fund, and will not object to the Advisor using such performance records to promote its services to other accounts, including other fund accounts.

6. Agency Cross and Rule 17a-7 Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy.  The Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent.  This prohibition exists because when the Advisor makes an investment decision on behalf of an advisory client (in contrast to a brokerage client that makes its own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client.  The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance.  By execution of this Agreement, the Trust authorizes the Advisor or its affiliates to participate in agency cross transactions involving an Account, provided that the Advisor agrees that it will not arrange purchases or sales of securities between a Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Trust’s Board of Trustees has approved these types of transactions.  The Trust may revoke its consent at any time by written notice to the Advisor.

7. Expenses. During the term of this Agreement,

(a) the Advisor will pay all expenses incurred by each Fund except for the fee paid to the Advisor pursuant to this Agreement, interest, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, dividend and interest expense on securities sold short, acquired fund fees and expenses, professional fees related to services for the collection of foreign tax reclaims, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and

(b) the Advisor will bear all costs and expenses related to employment of its employees, any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors it retains for the Fund pursuant to Section 2(b) hereunder.

8. Compensation of the Advisor. Each Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets.  For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

9. Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the co-administrators or the Trust or another third party for inclusion therein. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

10. Duration and Termination.

(a) This Agreement shall become effective with respect to each Fund as of the corresponding effective date indicated in Appendix A and shall terminate with respect to teach Fund 150 days after such effective date unless it has been approved by a majority of each Fund’s shareholders prior to such termination date (such period preceding such termination or Fund shareholder approval, the “Interim Period”); provided, however, that the term of this Agreement may be extended if permitted by regulatory or other action by the SEC or its staff. If this Agreement is so approved by a majority of each Fund’s shareholders, then, unless sooner terminated with respect to a Fund as provided herein, this Agreement shall continue in effect for with respect to the Fund until the second anniversary hereof. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided that continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board of or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement may be terminated by either party at any time as to a Fund, without the payment of any penalty, upon giving the other party 60 days’ notice (which notice may be waived by the other party), provided that such termination by the Trust shall be directed or approved (x) by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or (y) by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). Notwithstanding the foregoing, during the Interim Period the Trust’s Board of Trustees or a majority of the outstanding voting securities of the Fund may terminate this Agreement at any time, without the payment of any penalty, on ten days’ written notice to the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11. Notices.  Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12. Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

13. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the Court of Chancery of the State of Delaware unless the Trust, in its sole discretion, consents in writing to an alternative forum, or if any such action may not be brought in that court, then such action shall be brought in any other court in the State of Delaware with jurisdiction (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts, (b) waives any objection to venue in either Designated Court, and (c) waives any objection that either Designated Court is an inconvenient forum.

14. Use of the Names of the Fund.  The Advisor has consented to the use by each Fund of the name or identifying word “Alternative Access” in the name of the Fund.  Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund.  The name or identifying word “Alternative Access” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates.  The Advisor may require any Fund to cease using “Alternative Access” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor.

15. Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be. Further, the liabilities and obligations of any series of the Trust shall be enforceable only against the assets belonging to such series, and not against the assets of any other series.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors. This Agreement does not, and is not included to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.

17. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST: INVESTMENT MANAGERS SERIES TRUST II on behalf of each Fund

By:	/s/ Joshua Gohr
Name: Joshua Gohr
Title: Assistant Vice President

THE ADVISOR: ALTERNATIVE ACCESS FUNDS, LLC

By:	/s/ Peter Coppa
Name: Peter Coppa
Title: Managing Partner

Appendix A

Fund	Management Fee	Effective Date
Alternative Access First Priority CLO Bond ETF	0.25%	3/26/2024

EXHIBIT B

PRINCIPAL HOLDERS AND CONTROL PERSONS

The following table lists the Alternative Access First Priority CLO Bond ETF’s principal shareholders. Principal shareholders are holders of record of 5% or more of the outstanding shares of a class of the Fund.

Shareholder Name and Address	Percentage of Shares Owned as of May 2, 2024
Charles Schwab & Co. Inc. Westlake, TX 76262	30.54%
National Financial Services LLC Boston, MA 02210	20.83%
Morgan Stanley Smith Barney LLC Purchase, NY 10577	11.99%
Bank of America Charlotte, NC 28255	9.19%

The following tables list the Alternative Access First Priority CLO ETF’s control persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Control Persons	Jurisdiction	Percentage of Shares Owned as of May 2,2024
Charles Schwab & Co. Inc.	Texas	30.54%

To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

B-1

MUTUAL FUND ADMINISTRATION, LLC
2200 E. ROUTE 66, SUITE 226
GLENDORA, CA 91740

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V49826-S88656

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
1. Approval of a new investment advisory agreement between Investment Managers Series Trust II (the "Trust"), on behalf of the Fund, and Alternative Access Funds, LLC.	☐	☐	☐

To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on July 11, 2024:
The Notice and Proxy Statement is available at www.proxyvote.com

V49827-S88656

ALTERNATIVE ACCESS FIRST PRIORITY CLO BOND ETF

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Alternative Access First Priority CLO Bond ETF (the "Fund") hereby appoints Joshua Gohr and Diane Drake, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on May 2, 2024 at a Special Meeting of Shareholders to be held on July 11, 2024 10:00 a.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 (the “Special Meeting”), and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE